PSS World Medical Investor Day Conference June 1, 2006 Atlanta Georgia Exhibit 99.1

Robert Weiner
Vice President, Investor Relations
Investor Day
Conference
June 1, 2006
Atlanta Georgia
* * * * *
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Forward-Looking Statements
All statements in this presentation that are not historical facts, including, but not limited to, statements regarding anticipated growth in revenue, gross and operating margins, cash flow from operations and earnings, statements regarding the Company’s current business strategy, the
Company’s ability to complete and integrate acquired businesses and generate acceptable rates of return, the Company’s projected sources and uses of cash, and the Company’s plans for future development and operations, are based upon current expectations. Specifically, forward-looking statements in this presentation include, without limitation, the Company’s expected results in GAAP EPS, revenue, operating income and operating margins for continuing operations and discontinued operations for both the consolidated company and for each of its businesses in fiscal years 2007 - 2009; the expected operational cash flow in fiscal years 2007 - 2009; the ability to sustain revenue growth and expected growth rates of the marketing programs in its Physician and Elder Care Businesses; expected flu vaccine sales during fiscal year 2007 and subsequent fiscal years; expected sales growth from durable medical equipment, housekeeping, revenues derived from home care, hospice and assisted living customers, expectations for revenue, operating income, operating margin, cash flow from operations and earnings per share for fiscal years 2007 -
2009, as well as other expectations of growth and financial and operational performance. These statements are forward -looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause results to differ materially are the following: pricing and customer credit quality pressures; the loss of any of our distributorship agreements and our reliance on relationships with our vendors; our reliance on a limited number of elder care customers; the availability of sufficient capital to finance the
Company’s business plans on terms satisfactory to the Company; competitive factors; the ability of the Company to adequately defend or reach a settlement of outstanding litigations and investigations involving the Company or its management; changes in labor, equipment and capital costs;
changes in regulations affecting the Company’s business, such as the Medicare reimbursements and cliffs, changes in malpractice insurance rates and tort reform; future acquisitions or strategic partnerships; general business and economic conditions; and other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission. Many of these factors are outside the control of the Company.
The Company wishes to caution readers not to place undue reliance on any such forward -looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company also wishes to caution readers that it undertakes no duty or is under no obligation to update or revise any forward-looking statements.

Investor Day 2006 Building a unique culture of: • Sustainable above market growth • Customer & market focus • Execution & operational excellence

Meeting Agenda
• David Smith
President & CEO
• Gary Corless
COO
• David Bronson
EVP & CFO
• John Sasen
CMO &
Kevin English
SVP, Shared Services
•
PSSI: We Are Unique
• Our Environment
• Growth
• What Keeps the CEO Up at Night
• What is the CEO Focused On
• Vision for Our Future
• Physician Business: FY 2007 Plan
• Elder Care Business: FY 2007 Plan
• Financial Performance Review
• Financial Goals
• Evaluation of Our Brand,
Select Medical Products

David A. Smith President and Chief Executive Officer Investor Day Conference June 1, 2006 Atlanta Georgia

Investor Day 2006 Building a unique culture of: • Sustainable above market growth • Customer & market focus • Execution & operational excellence

PSSI: Investors Benefit from our
Strategies and Execution
-20
20
60
100
140
180
220
260
300
340
380
10/10/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 5/22/06
Prices as of May 22, 2006
PSSI
HSIC
PDCO
MCK
CAH

PSSI : We Are Unique
• Performance-driven culture
– Balance of customer satisfaction and profitability
– Ethics – doing more than legal – doing what is right
– Customer, vendor and employee surveys help to guide programs
• Stick to the Strengths of Our Business Model
– Unique and unparalleled customer service model
– Delivery advantage, customer relationship advantage
– Innovative programs and technologies
• Focus on execution
– Alignment of customer, shareholder, employee and vendors’
interests with our 3 – year strategic plan
– Focus on core competencies and competitive advantages
– Limited by time, talent and money

PSS WORLD MEDICAL

Aug-00
Nov-00
Feb-01
May-01
Aug-01
Nov-01
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06

5 10 15 20 25 30 35 PSSI: Employer of Choice 30% 26% 17% 16% 17% 15% 8/1/00 3/31/01 3/29/02 3/28/03 4/2/04 4/1/05 12% 4/1/06 % of Employee Turnover

Focused on Leveraging the Strengths of Our Business Model 1000 1200 1400 1600 1800 FY 03 FY 04 FY 05 FY 06 $1,178 $1,350 $1,474 $1,619 ($ in millions)

Focused on Execution of
our Strategic Plan
0
0.15
0.3
0.45
0.6
0.75
FY 03 FY 04 FY 05 FY 06
$0.12
$0.42
$0.51
$0.66
Earning Per Diluted Share
from continued operations
1
1 Excludes non-recurring tax benefit of $5.6 million,
or $0.09 per diluted share

Environment

2,100
1,800
1,500
1,200
900
600
300
0
1965
1967
1969
1971
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007E
2009E
2011E
2013E
2015E

Non-durable Medical Product
Home Health Care
Nursing Home Care
Physicians’ Care
Admin. and Net Cost of
Private Health Insurance
Prescription Drugs
Hospital Care
Source: CMS
1975
Health Expenditures
As % of GDP
13.8%
1995
Health Expenditures
As % of GDP
14.4%
2005
Health Expenditures
As % of GDP
15.5%
2015
Health Expenditures
As % of GDP
19.3%
National Health Expenditures by type ($bn, chained 2000 dollars)
Accelerating to 3x the rate of growth
In the next 10 years (2005-2015)
compared to previous 10 years (1995-2005
24.5% expected total growth
2005-2015
7.6% actual total growth
1995-2005
US Healthcare Spending is Accelerating
Expected to Approach 20% of GDP

What Do the Experts Say?
U.S. Healthcare:
• Growth in [health care] spending over the coming decade is projected to average 7.2% a year.” –Wall
Street Journal, February 2006
Physicians:
• The AMA has forecasted physician market growth to accelerate to 4% - 6% in 2006.
• “[The American College of Physicians] has proposed a [federally-based] solution… put primary care doctors in charge of organizing a patient's care and giving patients more responsibility for monitoring their own health and scheduling regular visits.” – Reuters News Service, January 2006
• “According to the American Society for Aesthetic Plastic Surgery (ASAPS)… the largest increase occurred in non-surgical procedures, which grew 51 percent over the previous year.” - Dermatology
Times, May 2005
Home Care and Hospice:
• “Home Health Agencies and Hospice organizations will see exponential growth over the next two decades”, CMS – January 2006
• Lewin Associates “estimates that for every $1.00 spent on hospice care, approximately $1.50 of spend is avoided in other medical care categories.”
Diagnostic products:
• “VC’s increase funding for medical-device firms by 25% to 2.11 Billion in 2005.” – Wall Street Journal,
March 2006

PSSI: Profitable & Sustainable Above Market Growth

Where are We Focused: FY 2007
• Continued execution of customer-solutions-
focused programs
• Offensive launch of surgery center programs
• Increased sales rep productivity
Physician Business: Consistent Performance

Where Are We Focused:
FY 2007 - FY 2009
• We are targeting $3 Billion
owned exclusively by practicing
physicians
– 1,470 Targeted ASC locations;
4,900 total market
– 11,500,000 Cosmetic &
Non-Surgical Procedures
– Medicare payments to
ASC’s up 19% in 2005
Physician
83%
Non
Physician
17%
Physician Market: New PSS Opportunity
Total Ambulatory Surgery Center Markets: $10.0 Billion

Where We Are Focused: FY 2007
• Re-align resources & strategies to distinct
market segments
• Leverage service & delivery model: matched
to customers needs
• Focus on Select Medical products conversion;
and growth of our brand
Elder Care Business: Re-Aligning Focus & Resources

Why Realignment
• Shed $110 million of business that did not fit
the model
• $10 Billion Home Care & Hospice markets
have the fastest growth
– A better fit to our service model
– Less competition
– More profit contribution
Elder Care Business

What Keeps Me Up At Night: David Smith, CEO • Sales Rep productivity • IT systems • Reimbursement and U.S. healthcare system

What Are We Doing About It?
$1.0
$1.5
$2.0
$2.5
FY 02 FY 03 FY 04 FY 05 FY 06 FY 07 FY 08
($ in Millions)
•Sales Rep Productivity
•Training &
Development
•Solution selling
•Automation
•New Sales
representatives

What Are We Doing About It?
• IT systems
– Focus on payoff
– Moment of truth impact
• Reimbursement and U.S. healthcare system
– Financial credit parameters
– Focus on gate keeper and patient
– Physician market and home care

What Am I Focused On: David Smith, CEO • Global Sourcing • People • IT systems • Corporate Governance

$340
Million
$340
Million
+15%*
BRAND IMPORT DIRECT
+30%*
of purchases,
based on today’s volume
PSS World Medical opportunity
*% of procurement savings
Where We Are Focused: FY 2007-FY 2009
Shared Services: Global Product Sourcing

Where We Are Focused: FY 2007-FY 2009
Shared Services: Global Product Sourcing
VP Global Sourcing
Tomas  D’Innocenzi
Admin
VP Sourcing Ops JAX Director QA/QC China Sourcing Mgrs: 2
Tiger Specialty
Sourcing: 22
LOOP Solution Ltd.
(Hong Kong)
Quality Control
Production Control
QA/QC Analyst
Sourcing: 3
Logistics: 3
Bus. Analyst
SELECT
Support: 2
MD Asia (SE Asia):4
Quality Control
Production Control
40+ Sourcing Team
5 Marketing Team

Where We Are Focused: FY 2006 - FY 2008
Shared Services: Global Sourcing
8%
Branded
92%
12%
Branded
88%
Select Medical Product Mix
FY 2006
$1.5 Million
FY 2008
$10 - $11 Million
Pre-Tax
Savings:
FY 2007
$3.5 – 4.0 Million
10%
Branded
90%

PSSI: CEO’s Vision
• Revenue growth 2X the market, with earnings growing
faster than revenue
• Focused on customers that fit service model
• Continued expansion and leadership in Physician market
• Meaningful presence in home care and hospice markets
• Global sourcing core competency (brand power)
• Industry-leading shareholder returns

Thank You

Gary A. Corless
Chief Operating Officer
Investor Day
Conference
June 1, 2006
Atlanta Georgia
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Investor Day 2006 Building a unique culture of: • Positioning for growth • Customer & market focus • Execution & operational excellence

The Physician Business

FP
15.0%
79,500
GP
2.2%
11,664
OTHER
29.0%
152,915
111,800
IM
21.1%
17,252
CARDIO
3.3%
62,322
55,752
37,779
OB/GYN
7.1%
SPECIALTIES
w/ PC FOCUS
11.8%
PED.
10.5%

$800M
$900M

The Physician Business:
Market Drivers
• Office Based Physicians
in PSS Market: 528,984
• Total Product Segmentation: $10.4 Billion
$5.1B
$3.6B
Medical
&
Surgical
Pharmaceuticals
Injectibles
&
Vaccines
Diagnostic
Equipment
Non-diagnostic
Equipment
$ 5.1B

PSS
11%
McK
11%
Allegiance
6%
Schein/Caligor
7%
Schein/GIV
4%
Manuf, Dir
15%
Local, Regional,
Specialty Dist
46%

The Physician Business: Competitive Landscape

The Physician Business:
Unique Value Proposition
We offer office - based physicians a clear choice
• Customer solutions-focused programs
• Industry-leading reliable and efficient delivery services
• Personalized sales, services and support
• Industry-leading comprehensive diagnostic equipment offering
• Biomed services

The Physician Business:
FY 2007 Plan
Sales
• Focus on Select Medical products conversion and
growth
• Surgery center market roll-out
• Rx focus and roll-out of controlled Rx to
PSS  field
• Continued leverage of industry-leading diagnostic
equipment offering

The Physician Business:
FY 2007 Plan
Operations
• Strengthen delivery advantage
• Continuous improvement of customer
touch points
• Continued focus on driving metrics and
performance improvement programs

The Physician Business: FY 2007 Plan Marketing • Market blitzes • Customized surgery center solutions- based programs • Smartscan growth

Smartscan: Progress Report
Smartscan:
• Over 1,200 customers have Smartscan
• $919 average order size placed on Smartscan
– Compared to:
• $738 average order placed on MyPSS.com
• $516 average order placed with Customer Service
• $427 average order placed on ICON (Sales rep ordering technology)

Smartscan: Progress Report 0 100 200 300 400 500 600 700 800 900 1000 1100 1200 1300 1400 1500 Oct-05 Nov-05 Dec-05 Jan-06 Feb-06 Mar-06 Net sales ($ In thousands) Number of orders $1,370 1,516

The Physician Business: FY 2007 Financial Goals • Revenue growth goal of 11% - 14% • Operating margin goal of 7.0%

The Elder Care Business

The Elder Care Business:
Targeted Approach
HME HSP HHA
Skilled
Nursing
Home Care
SNF
16,000 Customers 12,000 Customers 2,500 Customers
110,000 Customers
Large
Medium
Small
15%
61%
17%
69% 79%
8%
Target 76%
or $3.0 Billion
Target 86%
or $6.9 Billion
Target 87%
or $1.1 Billion

The Elder Care Business:
Targeted Value Proposition
We offer elder care providers a clear choice:
• Service and delivery model matches customer
needs
• Our programs are matched to needs of Home
Health and Hospice agencies
• Select Medical Products offer compelling value
• Technology systems reduce provider costs

The Elder Care Business:
FY 2007 Plan
Sales
• Focus on Select Medical Products conversion & growth
• Align compensation plans to growth opportunities
• Expand sales representative bandwidth
Operations
• Improved patient home delivery
Marketing
• Enhance product marketing team
• Market blitzes

The Elder Care Business:
Market Blitzes
Focused Quarterly Blitzes
What: • Q1 - Compensation plan
• Q2 - Select Medical products
• Q3 - Proclaim
• Q4 - Answers Plus
Why: • Focus drives results
Where: • SNF (Reg & Ind)
• HHA (Reg & Ind)
Success • Growth in sales
Measurements • Growth in profit contribution

The Elder Care Business: FY 2007 Financial Goals • Revenue goal of 3% - 5% (excluding lost business in FY05) • Operating margin goal of 3.9%

Thank You

David M. Bronson Executive Vice President and Chief Financial Officer Investor Day Conference June 1, 2006 Atlanta Georgia

Investor Day 2006 Building a unique culture of: • Positioning for growth • Customer & market focus • Execution & operational excellence

Revenue Growth: FY 2004 - 2006 1000 1200 1400 1600 1800 FY 03 FY 04 FY 05 FY 06 $1,178 $1,350 $1,474 $1,619 ($ in millions)

Operating Income Growth : FY 2004 - 2006 20 40 60 80 FY 03 FY 04 FY 05 FY 06 $25.9 $47.8 $61.6 $72.4 ($ in millions)

Operating Margin Growth: FY2004 - 2006 1 2 3 4 5 FY 03 FY 04 FY 05 FY 06 2.2% 3.5% 4.2% 4.5% (Scale in %)

Earnings Per Diluted Share Growth*:
FY 2004 - 2006
0
0.15
0.3
0.45
0.6
0.75
FY 03 FY 04 FY 05 FY 06
$0.12
$0.42
$0.51
$0.66
*From continued operations
1
1 Excludes non-recurring tax benefit of $5.6 million,
or $0.09 per diluted share

Operating Cash Flow Growth: FY 2004 – FY2006 $21.9 $36.3 $67.7 ($ in millions) 0 10 20 30 40 50 60 70 FY 04 FY 05 FY 06

Fiscal Year 2006: Increased Shareholder Value -40 -20 0 20 40 60 80 PSSI - 69.7% MCK - 38.8% CAH - 34.1% HSIC - 33.5% PDCO - (29.5%) 3/31/05 3/31/06

Fiscal Year 2006:
Shared Services Achievements
• Continued to leverage fixed costs on revenue growth
• Reduced bank debt by $25.0 million to $0 at year-end FY2006
• Interest expense reduced by $900k to $5.9 million
• SAS and CSSI acquisitions completed
• Significant investments in contract and rebate administration
• Global sourcing traction and profitability

Shared Services: FY 2007 Plan
• Develop and support growth of Select Medical Products brand
• Continued focus on cash conversion cycle improvements
• Optimize IT platforms – focus on user effectiveness & efficiency
• Support Smartscan device and user growth
• ETDBW

Fiscal Years 2007- 2008 Financial Goals

FY 2006 - FY 2008:
EPS Growth Goals
Earnings per diluted share
from continuing operations
FY 2007*
$0.77
FY 2008*
$0.94
FY 2006
$0.66
FY 2005
$0.51
Growth
29%
Growth
17%
Growth
22%
FY2006 – FY2008: Average Annual Growth of 23%
1
Excludes non-recurring tax benefit of $5.6 million or $0.09 per diluted share
* Mid point of goals of FY2007 of $0.76 - $0.78 and FY2008 of $0.93 - $0.95
1

90bps - 110bps operating margin growth in next two years

Operating Margin Growth: FY 2007 - FY 2008 1 2 3 4 5 6 FY 03 FY 04 FY 05 FY 06 FY 07 FY 08 2.2% 3.5% 4.2% 4.5% 4.8%-5.0% 5.4%-5.6% Actual Goal

FY 2007: Financial Goals
• Consolidated revenue growth 8%-10%
(Includes expected sale of 5 million influenza doses)
• Operating cash flow $58.0 - $60.0 million
• Earnings per diluted share $0.76 - $0.78
• Consolidated operating margin growth 30-50 bps

Fiscal Year 2003 - 2005:
Historical Earnings Progression By Quarter
10%
15%
20%
25%
30%
35%
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
FY 2005 FY 2004 FY 2003
FY 2003 - FY 2005
FY2005: excludes tax benefit of $5.6 million or $0.09 per diluted share

Fiscal Year 2003 - 2006:
Historical Earnings Progression By Quarter
10%
15%
20%
25%
30%
35%
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
FY 2005 FY 2004 FY 2003
FY 2003 - FY 2006
FY 2006
FY2005: excludes tax benefit of $5.6 million or $0.09 per diluted share

Acquisition Strategy:
FY 2007 - FY 2008
• Target assets complementary to core business strategy
- Fold-ins
- Strategic
• Size range $10mm - $50mm of revenues
• Accretive within 12 months
• Funded with cash flows and bank debt
• 1 - 2 each year, both businesses

What Does the CFO Focus On:
FY2007 – FY2008
• Achievement and reporting of business plan metrics
• Cost effective sources of capital for growth
• Shared services cost leverage
• Contingency planning
• Acquisition strategy to complement and augment 3-year
business plan
• Corporate governance and internal business controls

PSSI: Partner with our growth
• Strong corporate governance and ethics
• Leader in markets served, with significant new growth opportunities
• Unique business and service model – barriers to entry
• Strong balance sheet and flexibility to fund growth
• Growing operating cash flows and operating margin
• Sustainable revenue and earnings growth momentum
• 20%+ Compounded EPS growth: FY2006 – FY2008
Investment considerations

Thank You